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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                             --------------------

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



              Date of Report (Date of Earliest Event Reported):
                               OCTOBER 28, 1997

                             --------------------

                            HARBOUR CAPITAL CORP.
            (Exact name of registrant as specified in its charter)



       DELAWARE                  33-57982-D                  84-1204841
(State of Incorporation)    (Commission File No.)         (I.R.S. Employer
                                                          Identification No.)


                              GREENBRIER TOWER II
                        870 GREENBRIER CIRCLE, SUITE 400
                           CHESAPEAKE, VIRGINIA 23310
                    (Address of principal executive offices)


                                 (757) 938-9863
              (Registrant's telephone number, including area code)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On October 23, 1997, Harbour Capital Corp. (the "Company") entered into an Agreement and Plan of Exchange (the "Agreement") with Metro
Telecommunications Services, Inc., a Virginia corporation ("Metro"), and Les
Slaydon and Martin Hudock, the shareholders of Metro (the "Metro
Shareholders"). Pursuant to the Agreement, the Company acquired all of the issued and outstanding shares of capital stock of Metro in a transaction intended to qualify as a reorganization within the meaning of Section
368(a)(1)(B) of the Internal Revenue Code (the "Exchange"). The Exchange was completed on October 28, 1997, on the terms set forth below. Metro continues to exist as a Virginia corporation wholly-owned by the Company.

         Pursuant to the Agreement, the Metro Shareholders exchanged all of the issued and outstanding shares of capital stock of Metro for 471,198 shares of Common Stock of the Company (the "Company Shares"). The Company Shares were issued without registration under the Securities Act of 1933, as amended, and the Company granted "piggyback" registration rights to the Metro Shareholders with respect to the Common Shares. The Company also entered into a consulting agreement with Mr. Slaydon. Pursuant to the consulting agreement, Mr. Slaydon will perform consulting services for the Company for seven (7) years for which he will receive compensation of $4,166.67 per month.

         Metro is a full-service Long Distance Inter-Exchange Carrier and
Telecommunications Services Company, headquartered in McLean, Virginia, and has been in business since 1983. Metro provides a variety of telecommunications services to its customers, including direct-dial long distance, international calling, toll-free 800 numbers, voice mail, broadcast fax, teleconferencing and calling cards. Metro emphasizes long distance services to business and residential customers whose usage ranges from $10 to $10,000 per month.

FORWARD LOOKING STATEMENTS

         The statements contained in this report that are not purely historical are forward looking statements within the meaning of Section 27A of the
Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934,
including statements regarding the Company's expectations, hopes, intentions or strategies regarding the future. Forward looking statements include expectations of trends to continue through the remainder of the forthcoming year. Forward looking statements involve a number of risks and uncertainties.
Among other factors that would cause actual results to differ materially are the following: the inability to close other acquisitions which may be undertaken by the Company; business conditions and growth in the markets for the provision and administration of comprehensive benefit programs, including, but not limited to long distance service, for affinity groups, non-profit organizations and corporations; competitive factors, such as the entry of new competitors into the benefit program and long distance service industries; the loss of benefit program agreements with certain clients; risks due to shifts in market demand; changes in service and product mix; and the risk factors listed from time to time in the Company's SEC reports, including, but not limited to, the Company's reports on Form 8-K; 10-QSB, 10-KSB, Annual Reports to
Shareholders, and reports or other documents filed pursuant to the Securities
Act of 1933 or the Securities Exchange
                                       2
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Act of 1934. All forward looking statements included herein are based on information available to the Company on the date hereof, and the Company assumes no obligation to update any such forward looking statements. It is important to note that the Company's actual results could differ materially from those in such forward looking statements due to the factors cited above.
As a result of these factors, there can be no assurance that the Company will not experience material fluctuations in future operating results on a quarterly or annual basis, which would materially and adversely affect the Company's business, financial condition and results of operation.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

            Not applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

            Not applicable.

ITEM 5.     OTHER EVENTS

            Not applicable.

ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS.

            Not applicable.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

           (a) It is impracticable to provide the required financial statements for Metro Telecommunications Services, Inc. at this time. In accordance with
Item 7(a)(1) of Form 8-K, the Company will file the required financial statements as an amendment to this Form 8-K as soon as practicable, but not later than 60 days after the date on which this report on the Form 8-K must be filed.
           (b) It is impracticable to provide the required pro forma financial information for Metro Telecommunications Services, Inc. and the Company at this time. In accordance with Item 7(b)(2) of Form-K, the Company will file the required pro forma financial information as an amendment to this Form 8-K as soon as practicable, but not later than 60 days after the date on which this report on Form 8-K must be filed.

           (c) The following exhibits are furnished herewith in accordance with the provisions of Item 601 of Regulation S-K:

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

                                                                                 Reg. S-K
Exhibit No.               Description                                            Item No.
-----------               -----------                                            --------
2.2                       Agreement and Plan of Exchange among                        2
                          Harbour Capital Corp., Metro Telecommunications
                          Services, Inc., Les Slaydon and Martin Hudock
                          dated October 23, 1997.

10.1                      Consulting Agreement dated October 23, 1997,               10
                          by and between Les Slaydon and the Company.

10.2                      Registration Rights Agreement dated October 23,            10
                          1997, by and between Les Slaydon, Martin Hudock
                          and the Company.

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ITEM 8.           CHANGE IN FISCAL YEAR.

                  Not applicable.

ITEM 9.           SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

                  Not applicable.


                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              HARBOUR CAPITAL CORP.


Date:  November 7, 1997                       By: /s/ R. Thomas Kidd
                                                 -----------------------------
                                                 R. Thomas Kidd, Chairman of
                                                 the Board, Chief Executive
                                                 Office and President

                                       4



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



                                 EXHIBIT INDEX

                                                                                Reg. S-K
Exhibit No.               Description                                           Item No.
-----------               -----------                                           --------
2.2                       Agreement and Plan of Exchange among                       2
                          Harbour Capital Corp., Metro Telecommunications
                          Services, Inc., Les Slaydon and Martin Hudock,
                          dated October 23, 1997.

10.1                      Consulting Agreement dated October 23, 1997,              10
                          by and between Les Slaydon and the Company.

10.2                      Registration Rights Agreement dated October 23,           10
                          1997, by and between Les Slaydon, Martin Hudock
                          and the Company.